Exhibit 10.2

AMENDMENT TO
CYXTERA TECHNOLOGIES, INC. 2022 EMPLOYEE STOCK PURCHASE PLAN

This AMENDMENT TO THE CYXTERA TECHNOLOGIES, INC. 2022 EMPLOYEE
STOCK PURCHASE PLAN (this “Amendment”) is made and shall be effective as of February 19, 2023 by the Administrator, which administers the Company’s Employee Stock Purchase Plan (the “Plan”). Capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

W I T N E S S E T H

WHEREAS, the Administrator is authorized to amend the Plan as it deems appropriate according to Section 9.2 of the Plan; and

WHEREAS, the Administrator has determined it to be advisable to revise the Offering Periods under each Offering Document as described herein;

NOW, THEREFORE, the Administrator amends the Plan as follows:

1.The Offer Documents adopted by the Administrator and attached hereto as Exhibit A and Exhibit B, which are incorporated by reference into and made part of the Plan, shall be amended, as follows:

Offering Periods to Commence:    On each June 1 and December 1.

2.The Offering Period commencing September 1, 2022 will be extended to conclude on May 31, 2023 in order to facilitate a transition to the revisions herein.

3.Except as specifically set forth herein, the Plan and all of its terms and conditions remain in full force and effect, except that on or after the date of this Amendment all references in the Plan to “this Plan,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Plan as amended by this Amendment.

EXHIBIT A

Offering Document for U.S. Employees (423 Component Only)

[see attached]

U.S. Participants (423 Component Only)

CYXTERA TECHNOLOGIES, INC.
2022 EMPLOYEE STOCK PURCHASE PLAN

OFFERING DOCUMENT FOR U.S. EMPLOYEES

This document (this “Offering Document”) is adopted by the Compensation Committee of the Board of Directors of Cyxtera Technologies, Inc., a Delaware corporation (the “Company”), in its capacity as Administrator of the Cyxtera Technologies, Inc. 2022 Employee Stock Purchase Plan (as amended and/or restated, the “Plan”) and is incorporated into and made a part of the Plan. A copy of this Offering Document shall be attached to the Plan. Defined terms used in this Offering Document without definition shall have the meanings specified in the Plan.

This Offering Document shall apply to Offering Periods under the Section 423 Component of the Plan for the Designated Subsidiaries listed below until this Offering Document is terminated, amended or modified by the Administrator or a new Offering Document is adopted by the Administrator for the Section 423 Component.

Eligibility Requirements:    Eligible Employees of the Company and the Designated Subsidiaries indicated below shall be eligible to participate, provided, however, that no Employee whose customary employment is for twenty hours per week or less shall be eligible to participate in Offering Periods provided hereunder.

Designated Subsidiaries:    Cyxtera Communications, LLC; Cyxtera Federal Group, Inc.; Cyxtera Management, Inc.; and any subsidiaries of the Company incorporated in the United States that are created or acquired following the date of this Offering Document.

Offering Periods to Commence:    On each March 1 and September 1.

Enrollment Period:    A period of time designated by the Company that is prior to the commencement of a given Offering Period.

Length of Offering Periods:    Six months.

Purchase Dates:    The Purchase Date with respect to an Offering Period shall occur on the final Trading Day of the Offering Period.

Purchase Price:    On each Purchase Date, the purchase price for a Share will be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to the Plan; provided, further, that the Purchase Price shall not be less than the par value of a Share.

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Contributions:    A Participant may elect to have up to 10% of the Participant’s Compensation deducted on each payday on an after-tax basis for use in purchasing Common Stock pursuant to the Plan and subject to the limitations on purchasing Common Stock thereunder.

Enrollment:    Eligible Employees must enroll in an Offering Period during the Enrollment Period for such Offering Period by delivering to the Company or its designee a completed subscription agreement in the form provided by the Company, which for the avoidance of doubt, may be an electronic form approved by the Company (a “Subscription Agreement”).

Changes in Contribution Rates:    Participants may decrease their rates of contribution no
more than once during an Offering Period for such Offering Period. In addition, Participants may suspend their contributions (which shall not count as a decrease) no more than once during an Offering Period. If a Participant suspends his or her contribution, they will be required to submit a new, completed subscription agreement to enroll in a subsequent Offering Period. Participants may not increase their rates of contribution during an Offering Period for such Offering Period, but may withdraw from an Offering Period as provided below. Participants may increase or decrease their rates of contribution for a future Offering Period. Any increase or decrease in a rate of contribution to be effective for a future Offering Period must be made by delivering a completed Subscription Agreement to the Company or its designee at least five calendar days prior to the first day of such Offering Period.

Withdrawals:    A Participant may withdraw from an Offering Period not less than seven calendar days prior to the final day of the Offering Period.

If a Participant withdraws from an Offering Period, the Participant may elect to participate again in any subsequent Offering Period so long as the Participant is still eligible to participate in the Plan.

* * * * *

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EXHIBIT B

Offering Document (Non-Section 423 Component)

[see attached]

Non-Section 423 Component

CYXTERA TECHNOLOGIES, INC.
2022 EMPLOYEE STOCK PURCHASE PLAN

OFFERING DOCUMENT
FOR EMPLOYEES OF THE DESIGNATED SUBSIDIARIES LISTED BELOW

This document (this “Offering Document”) is adopted by the Compensation Committee of the Board of Directors of Cyxtera Technologies, Inc., a Delaware corporation (the “Company”), in its capacity as Administrator of the Cyxtera Technologies, Inc. 2022 Employee Stock Purchase Plan (as amended and/or restated, the “Plan”) and Sub-Plan for International Participants (“Sub-Plan”) and is incorporated into and made a part of the Plan and Sub-Plan. A copy of this Offering Document shall be attached to the Plan. Defined terms used in this Offering Document without definition shall have the meanings specified in the Plan and Sub-Plan.

This Offering Document shall apply to Offering Periods under the Non-Section 423 Component of the Plan for the Designated Subsidiaries listed below until this Offering Document is terminated, amended or modified by the Administrator or a new Offering Document is adopted by the Administrator for the Non- Section 423 Component.

Eligibility Requirements:    Eligible Employees of the Designated Subsidiaries indicated below shall be eligible to participate, provided, however, that no Employee whose customary employment is for twenty hours per week or less shall be eligible to participate in Offering Periods provided hereunder; provided further that this exclusion shall not apply to Employees of the Designated Subsidiaries indicated below who are employed in Germany.

Designated Subsidiaries:    Cyxtera Communications Canada, Inc.; Cyxtera Germany GmbH; Cyxtera Hong Kong Limited; Cyxtera Japan, Ltd.; Cyxtera Netherlands B.V.; Cyxtera Singapore Pte. Ltd.; Cyxtera Technology UK Limited; and any subsidiaries of the Company incorporated in Canada, Germany, Hong Kong, Japan, Netherlands, Singapore or the United Kingdom that are created or acquired following the date of this Offering Document (other than any Designated Subsidiary that participates in the Section 423 Component).

Offering Periods to Commence:    On each March 1 and September 1.

Enrollment Period:    A period of time designated by the Company that is prior to the commencement of a given Offering Period.

Length of Offering Periods:    Six months.

Purchase Dates:    The Purchase Date with respect to an Offering Period shall occur on the final Trading Day of the Offering Period.

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Purchase Price:    On each Purchase Date, the purchase price for a Share will be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to the Plan; provided, further, that the Purchase Price shall not be less than the par value of a Share.

Contributions:    A Participant may elect to have up to 10% of the Participant’s Compensation deducted on each payday on an after-tax basis for use in purchasing Common Stock pursuant to the Plan and subject to the limitations on purchasing Common Stock thereunder, and provided that such amount is subject to adjustment to reflect applicable local laws and regulations.

Enrollment:    Eligible Employees must enroll in an Offering Period during the Enrollment Period for such Offering Period by delivering to the Company or its designee a completed subscription agreement in the form provided by the Company, which for the avoidance of doubt, may be an electronic form approved by the Company (a “Subscription Agreement”).

Changes in Contribution Rates:    Participants may decrease their rates of contribution no
more than once during an Offering Period for such Offering Period. In addition, Participants may suspend their contributions (which shall not count as a decrease) no more than once during an Offering Period. If a Participant suspends his or her contribution, they will be required to submit a new, completed subscription agreement to enroll in a subsequent Offering Period. Participants may not increase their rates of contribution during an Offering Period for such Offering Period, but may withdraw from an Offering Period as provided below. Participants may increase or decrease their rates of contribution for a future Offering Period. Any increase or decrease in a rate of contribution to be effective for a future Offering Period must be made by delivering a completed Subscription Agreement to the Company or its designee at least five calendar days prior to the first day of such Offering Period.

Withdrawals:    A Participant may withdraw from an Offering Period not less than seven calendar days prior to the final day of the Offering Period.

If a Participant withdraws from an Offering Period, the Participant may elect to participate again in any subsequent Offering Period so long as the Participant is still eligible to participate in the Plan.

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